AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
October 2011

For the month of October 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.16% and a net return of 0.13%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.11% for the month.

October 2011 gross relative performance:  +0.05%

Performance for periods ended October 31, 2011
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	6.78%	5.20%	8.82%	6.74%	5.96%
HIT Total Net Rate of Return	6.40%	4.74%	8.35%	6.29%	5.54%
Barclays Capital Aggregate Bond Index	6.76%	5.00%	8.87%	6.41%	5.46%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The portfolio’s underweight to Treasuries as this sector was the worst performing major sector in the Barclays Aggregate, with absolute returns of -0.82%.  At the end of October, 34.4% of the index was comprised of Treasuries, whereas the HIT had a sector allocation to Treasuries of 7.0%.

●
Tightening of the HIT’s agency multifamily mortgage-backed securities’ (MBS) spreads relative to Treasuries for most products.  All of the Fannie Mae multifamily DUS security structures tightened, with the 10/9.5s tightening 22.5 basis points (bps) during the month.  Ginnie Mae permanent loan certificate spreads tightened by approximately 2.5 bps while construction/ permanent certificates spreads were flat.

●	The portfolio’s net short relative duration to the Barclays Aggregate as interest rates increased. The 5-, 7-, 10-, and 30-year yields rose by 1, 12, 20, and 22 bps, respectively.

●	Reduced risk premium associated with high premium priced bonds as interest rates rose.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                October 2011 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the index with excess returns to Treasuries of 273 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 19.9% of the Barclays Aggregate as of October 31, 2011.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 15, 111, 254, and 327 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to 75% for the Barclays Aggregate.

●
The portfolio’s underweight to single family MBS (RMBS), as this was the third best performing sector in the Barclays Aggregate with excess returns of 29 bps.  As of October 31, 2011, the portfolio had a 26.5% allocation to RMBS compared to the index’s 32.2% allocation.

October 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.82%	+0	5.85
Agencies	+0.05%	+25	3.49
Single family agency MBS (RMBS)	0.00%	+29	3.42
Corporates	+1.79%	+273	6.88
Commercial MBS (CMBS)	+1.43%	+144	3.36
Asset-backed securities (ABS)	-0.09%	+1	3.16
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/11	10/31/11	Change
3 Month	0.020%	-0.015%	-0.0356%
6 Month	0.051%	0.041%	-0.0102%
1 Year	0.102%	0.107%	0.0051%
2 Year	0.243%	0.238%	-0.0048%
3 Year	0.402%	0.383%	-0.0191%
5 Year	0.952%	0.960%	0.0081%
7 Year	1.432%	1.550%	0.1186%
10 Year	1.915%	2.113%	0.1979%
30 Year	2.913%	3.131%	0.2173%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.